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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 _____________



                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 19, 1995


                                 _____________


                        HORIZON HEALTHCARE CORPORATION

            (Exact name of registrant as specified in its charter)





              DELAWARE                      1-9369              91-1346899
  (State or other jurisdiction         (Commission File      (I.R.S. employer
 of incorporation or organization)          Number)         identification no.)

 6001 INDIAN SCHOOL ROAD, N.E., SUITE 530
         ALBUQUERQUE, NEW MEXICO                                  87110
 (Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code: (505) 881-4961

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Item 5.   Other Events

     On June 19, 1995, Horizon Healthcare Corporation ("Horizon") announced that it plans to sell the assets and leasehold improvements at eight of its facilities. Horizon anticipates that the intended dispositions will occur during fiscal 1996. Pending disposition, the operations of these facilities will be reported in Horizon's financial statements as discontinued operations commencing with its consolidated financial statements for the fiscal year ended May 31, 1995.

     Horizon will record a charge for discontinued operations of $16.9 million ($0.63 per share), net of related federal and state income tax benefit, in the fourth quarter of the fiscal year ended May 31, 1995. This charge will record the expense related to adjustment of the carrying cost of these facilities, the reclassification of the losses from the operation of these facilities during fiscal year 1995 and the accrual of anticipated future losses from the operation of the facilities.

     The consolidated financial statements of Horizon for the fiscal year ended May 31, 1995 are currently being audited by Horizon's independent accountants. Horizon does not anticipate that it will announce its results of operations for the fiscal year ended May 31, 1995 until after July 10, 1995. Nonetheless, based on the information now available to management, Horizon estimates that fully diluted earnings per share from continuing operations will be $1.40 for the year (as compared with $0.91 per share for the year ended May 31, 1994) before the charge for discontinued operations. Based on the information now available to management, Horizon expects no further charges for these discontinued operations during fiscal year 1996.

     The properties that are the subject of the planned dispositions, in the aggregate, incurred a net loss in fiscal year 1995 in excess of $10.5 million. Through these facilities, Horizon provides services for neuro-behaviorally impaired patients (four facilities), long-term chronic ventilator care patients (two facilities), personal care patients (one facility) and patients with mild mental disorders (one facility). These services are deemed by management of Horizon to be inconsistent with Horizon's emphasis on long-term rehabilitation services and its concentration on high acuity patient services. Four of these facilities, of which three are located in Michigan and one in Ohio, accommodate 664 licensed beds. The remaining four, located in Massachusetts, operate with provisional licenses and accommodate 640 probationary licensed beds.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HORIZON HEALTHCARE CORPORATION



Date:     June 23, 1995            By: /s/ Ernest A. Schofield
                                       ____________________________
                                       Ernest A. Schofield
                                       Senior Vice President


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